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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                _______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) May 19, 1994



                        WESTERN DIGITAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)



          Delaware                 1-8703            95-2647125
(State or Other Jurisdiction    (Commission        (IRS Employer
      of Incorporation)         File Number)     Identification No.)


8105 Irvine Center Drive, Irvine, California              92718
  (Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code      (714) 932-5000


              N/A
(Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.                   OTHER EVENTS.

                          At a Board of Directors meeting held on May 19, 1994, the Board of Directors of the Registrant approved the following amendment to the Company's bylaws:

                          Section 2.10 of the bylaws has been amended to read in its entirety as follows:


                          SECTION 2.10  STOCKHOLDER PROPOSALS
                                        AND NOMINATIONS.


                                        (a)     At an annual meeting of
                          stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been brought before the annual meeting by or at the direction of a majority of the directors or by any stockholder of the Corporation who complies with the notice procedures set forth in this Section 2.10(a). For a proposal to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the corporation not less than 60 days nor more than 120 days prior to the scheduled annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the stockholder, to be timely, must be so delivered or received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business and any other stockholders known by such stockholder to be supporting such proposal, (iii) the class and number of shares of the Corporation's stock which are beneficially owned by the stockholder on the date of such stockholder notice and by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice, and (iv) any financial interest of the stockholder in such proposal. The presiding officer of the annual meeting shall determine and declare at the annual meeting whether the stockholder proposal was made in





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                          accordance with the terms of this Section 2.10(a).
                          If the presiding officer determines that a stockholder proposal was not made in accordance with the terms of this Section 2.10(a), he or she shall so declare at the annual meeting and any such proposal shall not be acted upon at the annual meeting. This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors and committees of the Board of Directors, but, in connection with such reports, no new business shall be acted upon at such annual meeting unless stated, filed and received as herein provided.

                                        (b)     Subject to the rights, if any,
                          of the holders of shares of Preferred Stock then outstanding, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors, by any nominating committee or person appointed by the Board of Directors or by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.10(b). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than 60 days nor more than 120 days prior to the scheduled annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the stockholder, to be timely, must be so delivered or received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. A stockholder's notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (A) the name, age, business address and residence address of the person,
                          (B) the principal occupation or employment of the person, (C) the class and number of shares of capital stock of the Corporation which are beneficially owned by the person and (D) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to applicable rules and regulations of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended; and





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                          (ii) as to the stockholder giving the notice (A) the
                          name and address, as they appear on the Corporation's books, of the stockholder and (B) the class and number of shares of the Corporation's stock which are beneficially owned by the stockholder on the date of such stockholder notice. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as director of the Corporation. The presiding officer of the annual meeting shall determine and declare at the annual meeting whether the nomination was made in accordance with the terms of this Section 2.10(b). If the presiding officer determines that a nomination was not made in accordance with the terms of this Section 2.10(b), he or she shall so declare at the annual meeting and any such defective nomination shall be disregarded.

ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS.

                          (c)     Exhibits.

                          Exhibit     Description

                          3.2.1.      Bylaws





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  WESTERN DIGITAL CORPORATION



Date:  July 18, 1994              By:    ROBERT L. ERICKSON
       ---------------------         -----------------------------
                                     Robert L. Erickson
                                     Vice President, Law
                                     and Secretary





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                                 EXHIBIT INDEX





                                                                                  Sequentially
     Exhibit                                                                        Numbered
     Number                          Description                                       Page
     ------                          -----------                                   ------------
     3.2.1.                             Bylaws